Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nevada Star Resource Corp. (the "Company") on Form 10-KSB for the period ending August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert Angrisano, President and Principal Executive Officer of the Company, and Karen Liu, Corporate Secretary and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Karen Liu

___________________________________

Karen Liu, Corporate Secretary and

Principal Financial Officer

December 11, 2003